UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006

MICROHELIX, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

19500 SW 90th Court, Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 503-692-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) On January 3, 2006, microHelix, Inc. ("microHelix") executed an Addendum to Promissory Note dated April 8, 2005 made in favor of Marti D. Lundy. The effect of the addendum was to clarify the payment amounts and due dates for the remaining payments due under the Promissory Note.

(b) On December 22, 2005, microHelix entered into a Second Modification to Amended and Restated Loan and Security Agreement with BFI Business Finance which permits microHelix to use an additional trade name.

Item 9.01. Financial Statements and Exhibits.

(a)            Exhibits. The following documents are filed as exhibits to this Form 8-K:

10.1	Addendum to Promissory Note dated January 3, 2005 between microHelix, Inc. and Marti D. Lundy

10.2	Second Modification to Amended and Restated Loan and Security Agreement dated December 22, 2005 between microHelix, Inc. and BFI Business Finance

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

microHelix, Inc. (Registrant)

Date: January 4, 2006	/S/	TYRAM H. PETTIT
Tyram H. Pettit
President and Chief Executive Officer